Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			Flextronics Intl LTD 144a


Date Purchased:			11/9/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		2,250.


Total Principal Purchased
by the Portfolio *:		$2,250,000


% of Offering Purchased
by the Portfolio:		0.45000%


Broker:				Deutsche Banc Alex T Brown

Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			Koppers Industry Inc. 144a


Date Purchased:			11/15/04


Price Per Share:		$61.81


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$618,080


% of Offering Purchased
by the Portfolio:		0.49260%


Broker:				UBS Warburg


Member:				Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			WDAC Subsidiary Corp 144a


Date Purchased:			11/30/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		350


Total Principal Purchased
by the Portfolio *:		$350,000


% of Offering Purchased
by the Portfolio:		0.17500%


Broker:				JP Morgan Chase


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			Douglas Dynamics LLC 144a


Date Purchased:			12/10/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$500,000


% of Offering Purchased
by the Portfolio:		0.3333%


Broker:				Goldman Sachs


Member:				Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			Goodman Global Holdings 144a


Date Purchased:			12/15/04


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$250,000


% of Offering Purchased
by the Portfolio:		0.0625%


Broker:				UBS Warburg

Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			NTK Holdings inc. 144A


Date Purchased:			2/10/05


Price Per Share:		$62.14


Shares Purchased
by the Portfolio *:		1,000


Total Principal Purchased
by the Portfolio *:		$621,360


% of Offering Purchased
by the Portfolio:		0.25000%


Broker:				Banc of Amer Sec LLC

Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			Colorado Interstate Gas 144A


Date Purchased:			3/2/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		215


Total Principal Purchased
by the Portfolio *:		$215,000


% of Offering Purchased
by the Portfolio:		0.11000%


Broker:				Citigroup


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse High Income Fund


Security:			Range Resources Corp.


Date Purchased:			3/2/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		200


Total Principal Purchased
by the Portfolio *:		$200,000


% of Offering Purchased
by the Portfolio:		0.13000%


Broker:				JP Morgan Chase


Member:				Co-Manager